UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2017

PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip Code)

(412) 434-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
As previously reported, on May 26, 2017 PPG Industries, Inc. (the "Company") reached a definitive agreement to sell the assets of its North American fiberglass operations to Nippon Electric Glass Co. Ltd. ("NEG"), a leading manufacturer of fiberglass. The transaction is expected to close in the second half of 2017, subject to customary closing conditions.
In 2016, PPG completed the sale of its European fiberglass operations to NEG and divested its ownership interests in two Asian fiberglass joint ventures.
The Company will begin to report the sales and operating results of its Glass segment, which currently consists only of the fiberglass business, as discontinued operations in its second quarter 2017 interim financial statements.
Supplemental Earnings Information
The Company is furnishing as Exhibit 99.1 an unaudited reconciliation of net income (attributable to PPG) and earnings per share – assuming dilution from continuing operations and discontinued operations to adjusted net income (attributable to PPG) and adjusted earnings per share – assuming dilution from continuing operations and discontinued operations, excluding certain items to reflect the Company's global fiberglass business as discontinued operations for the historical periods from the first quarter of 2013 through the first quarter of 2017.
Certain historical periods have previously been recast to reflect the Company's sale of its flat glass business in October 2016, the sale of the Company's interest in its Transitions Optical joint venture and its optical sunlens business in March 2014, and the separation of its commodity chemicals business in January 2013. The sales and operating results of these businesses are reported as discontinued operations.
For further information about the Company’s financial results, see PPG’s Annual Report on Form 10-K for the year ended December 31, 2016, which is available at www.ppg.com.
The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liability of that section, except if PPG specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited reconciliation of adjusted net income (attributable to PPG) and adjusted earnings per share – assuming dilution from continuing operations and discontinued operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: July 12, 2017	By:	/s/ Vincent J. Morales
Vincent J. Morales
Senior Vice President and Chief Financial Officer